As filed with the Securities and Exchange Commission on April 28, 1999
                                                       Registration No. 2-62505*
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            POST-EFFECTIVE AMENDMENT
                                       To
                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2


A. Exact name of trust: NEW YORK MUNICIPAL TRUST, SERIES 1
                        and SERIES 6


B. Name of depositor:   REICH & TANG DISTRIBUTORS, INC.

C. Complete address of depositor's principal executive office:
                        600 Fifth Avenue
                        New York, NY  10020

D. Name and complete address of agent for service:

   PETER J. DeMARCO                             Copy of comments to:
   Executive Vice President                     MICHAEL R. ROSELLA, ESQ.
   Reich & Tang Distributors, Inc.              Battle Fowler LLP
   600 Fifth Avenue                             75 East 55th Street
   New York, NY 10020                           New York, NY 10022
                                                (212) 856-6858

     It is proposed that this filing become effective (check appropriate box)


/ /  immediately upon filing pursuant to paragraph (b) of Rule 485
/x/  on April 30, 1999 pursuant to paragraph (b)
/ /  60 days after filing  pursuant to paragraph (a)
/ /  on ( date ) pursuant to paragraph (a) of Rule 485
================================================================================

* The Prospectus included in this Registration Statement constitutes a Combined Prospectus as permitted by the provisions of Rule 429 of The General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in New York Municipal Trust, Series 1 and Series 6 heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 2-62505 and 2-64913, respectively) under the Act. This filing constitutes Post-Effective Amendment No. 22 for Series 1 and Post-Effective Amendment No. 21 for Series 6.

    Each of the Registrants filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1998 on or about March 31, 1999.



1656.1

                     Prospectus Part A Dated April 30, 1999



                            NEW YORK MUNICIPAL TRUST

                                    SERIES 1

--------------------------------------------------------------------------------

          The Trust is a unit investment trust with an underlying portfolio of long-term tax-exempt bonds and was formed to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax and New York State and New York City income taxes under existing law but may be subject to state and local taxes in other jurisdictions. There can be no assurance that the Trust's investment objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to federal individual and corporate alternative minimum tax and to state and local taxes in other jurisdictions. (See "Description of Portfolio" in this Part A for a list of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) (See "Tax Status" in Part B of this Prospectus.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolios" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.


          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of the State of New York and its political subdivisions, municipalities and public authorities and by the Commonwealth of Puerto Rico and its public authorities. All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time

109802.1
originally deposited in the Trust. For a discussion of the significance of such ratings, see "Description of Bond Ratings" in Part B of this Prospectus. For a list of ratings on the Evaluation Date, see "Portfolio".

          Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds as of the Evaluation Date, if any, see "Notes to Financial Statements" in this Part A. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.


          Each Unit in the Trust represents a 1/4560th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.4% of the Public Offering Price, or 4.603% of the net amount invested in Bonds per Unit. In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $441.99 plus accrued interest of $14.16 under the monthly distribution plan and $16.17 under the semi-annual distribution plan for a total of $456.15 and $458.16, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid prices of the Bonds. (See "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".


                                       A-2
109802.1

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any;
(2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information".)

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsors upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly or semi-annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. For estimated monthly and semi-annual interest distributions, see "Summary of Essential Information".


          MARKET FOR UNITS. The Sponsor, although not obligated to do so, presently maintains and intends to continue to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the Trust portfolio. The reoffer price will be based on the aggregate bid price of the Bonds plus a sales charge of 4.4% (4.603% of the net amount invested), plus net accrued interest. If a market is not maintained a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Offering Price" in Part B of this Prospectus.)



                                       A-3
109802.1

                            NEW YORK MUNICIPAL TRUST
                                    SERIES 1


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1998
            --------------------------------------------------------



Date of Deposit*:  November 21, 1978                        Evaluation Time:  4:00 p.m.
Principal Amount of Bonds ...       $1,845,000                 New York Time.
Number of Units .............       4,560                   Minimum Principal Distribution:
Fractional Undivided Inter-                                    $1.00 per Unit.
  est in Trust per Unit .....       1/4560                  Weighted Average Life to
Principal Amount of                                            Maturity:  12.1 Years.
  Bonds per Unit ............       $404.61                 Minimum Value of Trust:
Secondary Market Public                                        Trust may be terminated if
  Offering Price**                                             value of Trust is less than
  Aggregate Bid Price                                          $2,400,000 in principal amount
    of Bonds in Trust .......       $1,930,412+++              of Bonds.
  Divided by 4,560 Units ....       $423.34                 Mandatory Termination Date:
  Plus Sales Charge of 4.4%                                    The earlier of December 31,
    of Public Offering Price        $18.65                     2027 or the disposition of the
  Public Offering Price                                        last Bond in the Trust.
    per Unit ................       $441.99+                Trustee***:  The Bank of New
Redemption and Sponsor'ss                                       York.
  Repurchase Price                                          Trustee's Annual Fee:  Monthly
  per Unit ..................       $423.34+                   plan $1.08 per $1,000; and
                                           +++                 semi-annual plan $.60 per
                                           ++++                $1,000.
Escess of Secondary Market                                  Evaluator:  Kenny S&P Evaluation
  Public Offering Price                                        Services.
  over Redemption and                                       Evaluator's Fee for Each
  Sponsor's Repurchase                                         Evaluation:  Minimum of $35
  Price per Unit ............       $18.65++++                 plus $.25 per each issue of
Difference between Public                                      Bonds in excess of 50 issues
  Offering Price per Unit                                      (treating separate maturities
  and Principal Amount per                                     as separate issues).
  Unit Premium/(Discount) ...       $37.38                  Sponsor:  Reich & Tang
                                                               Distributors, Inc.




       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------


                                             Monthly             Semi-Annual
                                             Option              Option
                                             -------             -----------
Gross annual interest income# .........       $26.88                $26.88
Less estimated annual fees and
  expenses ............................         1.88                  1.54
Estimated net annual interest
                                              ------                ------
  income (cash)# ......................       $25.00                $25.34
Estimated interest distribution# ......         2.08                 12.67
Estimated daily interest accrual# .....        .0694                 .0704
Estimated current return#++ ...........        5.66%                 5.73%
Estimated long term return++ ..........        2.95%                 3.03%
Record dates ..........................      1st of              Dec. 1 and
                                             each month          June 1
Interest distribution dates ...........      15th of             Dec. 15 and
                                             each month          June 15


                                       A-4
109802.1

                  Footnotes to Summary of Essential Information

  * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of December 31, 1998, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


 *** The Trustee maintains its corporate trust office at 101 Barclay Street, New York, New York 10286 (tel. no.: 1-212-495-1784). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $14.16 monthly and $16.17 semi-annually.


  ++ The estimated current return and estimated long term returns are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual option due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   #       Does not include accrual from original issue discount bonds, if any.


                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                                    Distribu-
                                                                    Distributions of Interest       tions of
                                                                   During the Period (per Unit)     Principal
                                                                   ----------------------------      During
                                                Net Asset*                              Semi-         the
                              Units Out-        Value                     Monthly       Annual       Period
                              standing          Per Unit                  Option        Option     (Per Unit)
                              ----------        ----------                -------       ------     ----------
Period Ended
------------

December 31, 1996              4,731            $515.14                   $30.33        $30.72      $ 3.82
December 31, 1997              4,606             500.09                    30.47         30.90       15.97
December 31, 1998              4,560             434.11                    29.04         29.50       68.62




-----------------------


* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.


                                       A-5
109802.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1998



DESCRIPTION OF PORTFOLIO*
------------------------


          Each Unit in the Trust consists of a 1/4560th fractional undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $404.61 principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the Trust consists of 9 issues representing obligations of 4 issuers located in New York State. Five issues representing $1,410,000 of the principal amount of the Bonds in the Trust are "moral obligation" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). Two issues representing $325,000 of the principal amount of the Bonds are general obligation bonds. All seven of the remaining issues representing $1,520,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Hospital and Nursing 2, Housing 3, University Construction 1, and Water and Power 1. For an explanation of the significance of these factors see "The Trust--Portfolio" and "Special Factors Concerning the Portfolio" in Part B of this Prospectus. See "Tax Status" in Part B of this Prospectus.


          None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.




--------------------------


* Changes in the Trust Portfolio: From January 1, 1999 to March 19, 1999, $10,000 of the principal amount of Portfolio No. 8 was called and is no longer contained in the Trust.


                                      A-6
109802.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
New York Municipal Trust, Series 1

In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Municipal Trust, Series 1 (the "Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, MA
March 19, 1999



New York Municipal Trust, Series 1
Portfolio
December 31, 1998
-----------------------------------------------------------------------------------------------------------




                Aggregate                                                                 Coupon Rate/
  Portfolio     Principal      Name of Issuer and                             Ratings      Date(s) of
     No.         Amount          Title of Bonds                                 (1)        Maturity (2)


     1       $    100,000     State of New York General Obligation,            A2*          3.200%
                              Low Cost Housing Bonds, Series 1963                           6/01/2003

     2            225,000     State of New York General Obligation,            A2*          5.250
                              Housing Middle Income, Series 1971                            5/01/2013

     3            440,000     New York Housing  Finance Agency                 AAA          6.375
                              Facilities Bonds, 1972 Series A                               5/01/2001

     4             40,000     New York State Housing Finance Agency,           A*           5.500
                              Hospital and Nursing Project Bonds,                           11/01/2013
                              1972 Series A

     5             90,000     New York State Housing Finance Agency,           A*           7.000
                              Hospital and Nursing Project Bonds,                           11/01/2017
                              1977 Series A

     6            235,000     New York State Housing Finance Agency,           AAA          6.500
                              State University Construction Bonds,                          11/01/2006
                              1977 Series B

     7            605,000     New York State Housing Finance Agency,           NR           8.000
                              Towpath Towers Housing                                        5/01/2019
                              Project Bonds

     8             10,000     Power Authority of the State of New York,        AAA          9.500
                              General Purpose Bonds, Series C                               1/01/2001

     9            100,000     St. Casimir's Elderly Housing                    NR           7.375
                              Corporation (New York) First Lien                             9/01/2010
                              Revenue Bonds (Series 1978--Section 8
                              Assisted Project)
             ------------
             $  1,845,000     Total Investments (Cost $1,689,693)
             ============



                   Redemption
                 Feature (2)(4)
  Portfolio     S.F.-Sinking Fund                Market
     No.         Ref.-Refunding                 Value (3)


     1         No Sinking Fund                  $ 97,675
               6/01/99 @ 100 Ref.

     2         No Sinking Fund                   230,888
               5/01/99 @ 102 Ref.

     3         No Sinking Fund                   467,443
               None

     4         No Sinking Fund                    40,940
               1/31/99 @ 102 Ref.


     5         11/01/99 @ 100 S.F.               109,159
               1/31/99 @ 101 Ref.


     6         No Sinking Fund                   257,591
               None


     7         Currently @ 100 S.F.              613,524
               5/01/99 @ 101 Ref.


     8         Currently @ 100 S.F.               10,000
               None

     9         9/01/00 @ 100 S.F.                103,159
               3/01/99 @ 103.5 Ref.


                                             -----------
                                             $ 1,930,379
                                             ===========

   See accompanying footnotes to portfolio and notes to financial statements.

New York Municipal Trust, Series 1
Footnotes to Portfolio
--------------------------------------------------------------------------------



1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1998, the net unrealized appreciation of all the bonds was comprised of the following:

             Gross unrealized appreciation              $       255,031
             Gross unrealized depreciation                      (14,345)
                                                        ---------------
             Net unrealized appreciation                $       240,686
                                                        ===============

4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).

   The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 1
Statement of Net Assets
December 31, 1998
--------------------------------------------------------------------------------



Investments in Securities,
      at Market Value (Cost $1,689,693)                    $    1,930,379
                                                           --------------
Other Assets
      Accrued Interest                                             21,873
      Cash                                                         27,284
                                                           --------------
           Total Other Assets                                      49,157

Net Assets (4,560 Units of Fractional Undivided            --------------
      Interest Outstanding, $434.11 per Unit)              $    1,979,536
                                                           ==============


    The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 1

Statement of Operations
--------------------------------------------------------------------------------




                                           For the Years Ended December 31,
                                            1998        1997         1996

Investment Income
      Interest                       $   140,432 $   150,513  $   159,572
                                     ----------- -----------  -----------
Expenses
      Trustee's Fees                       7,936       7,551        6,769
      Evaluator's Fee                      3,273       3,273        3,286
                                     ----------- -----------  -----------
           Total Expenses                 11,209      10,824       10,055
                                     ----------- -----------  -----------
      Net Investment Income              129,223     139,689      149,517
                                     ----------- -----------  -----------
Realized and Unrealized Gain (Loss)
      Realized Gain on
           Investments                    37,793      16,771       41,192

      Unrealized (Depreciation)
           on Investments                (21,100)     (9,328)     (55,552)
                                     ----------- -----------  -----------
      Net Gain (Loss) on Investments      16,693       7,443      (14,360)
                                     ----------- -----------  -----------
      Net Increase
           in Net Assets
           Resulting From Operations $   145,916 $   147,132  $   135,157
                                     =========== ===========  ===========


    The accompanying notes form an integral part of the financial statements.



New York Municipal Trust, Series 1

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------




                                                             For the Years Ended December 31,
                                                1998                        1997                     1996

Operations
Net Investment Income                   $    129,223                $    139,689             $    149,517
Realized Gain
      on Investments                          37,793                      16,771                   41,192
Unrealized (Depreciation)
      on Investments                         (21,100)                     (9,328)                 (55,552)
                                        ------------                ------------             -------------
            Net Increase in
                  Net Assets Resulting
                  From Operations            145,916                     147,132                  135,157
                                        ------------                ------------             -------------
Distributions to Certificateholders
      Investment Income                      133,724                     142,555                  149,839
      Principal                              312,907                      73,700                   18,126

Redemptions
      Interest                                   734                       2,025                    5,447
      Principal                               22,418                      62,558                  149,737
                                        ------------                ------------             ------------
           Total Distributions
               and Redemptions               469,783                     280,838                  323,149
                                        ------------                ------------             ------------

           Total (Decrease)                 (323,867)                   (133,706)                (187,992)


Net Assets
      Beginning of Year                    2,303,403                   2,437,109                2,625,101
                                        ------------                ------------             ------------
      End of Year (Including
           Undistributed Net Investment
           Income of $49,122, $54,357
           and $59,248, Respectively)   $  1,979,536                $  2,303,403             $  2,437,109
                                        ============                ============             ============



    The accompanying notes form an integral part of the financial statements.



New York Municipal Trust, Series 1

Financial Highlights
-------------------------------------------------------------------------------------------------------------



           Selected data for a unit of the Trust outstanding: *
                                                                      For the years ended December 31,
                                                             1998                  1997                 1996

           Net Asset Value, Beginning of Year**          $   500.09           $   515.14          $   521.99
                                                         ----------           ----------          ----------
               Interest Income                                30.64                32.24               32.70
               Expenses                                       (2.45)               (2.32)              (2.06)
                                                         ----------           ----------          ----------
               Net Investment Income                          28.19                29.92               30.64
                                                         ----------           ----------          ----------
               Net Gain or Loss on Investments(1)              3.45                 1.77               (1.96)
                                                         ----------           ----------          ----------
           Total from Investment Operations                   31.64                31.69               28.68
                                                         ----------           ----------          ----------
           Less Distributions
               to Certificateholders
                    Income                                    29.18                30.53               30.70
                    Principal                                 68.28                15.78                3.71
               for Redemptions
                    Interest                                    .16                  .43                1.12
                                                         ----------           ----------          ----------
           Total Distributions                                97.62                46.74               35.53
                                                         ----------           ----------          ----------
           Net Asset Value, End of Year**                $   434.11           $   500.09          $   515.14
                                                         ==========           ==========          ==========



(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1998, 1997 and 1996, respectively, and the dates of net gain and loss on investments.



--------
     * Unless otherwise stated, based upon average units outstanding during the year of 4,583 ([4,560 + 4,606]/2) for 1998, 4,669 ([4,606 +
           4,731]/2) for 1997 and of 4,880 ([4,731 + 5,029]/2) for 1996.

    **     Based upon actual units outstanding



The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------

1.         Organization

           New York Municipal Trust, Series 1 (the "Trust") was organized on November 21, 1978 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

           Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.         Summary of Significant Accounting Policies

           The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

           Security Valuation
           Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

New York Municipal Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------

3.         Income Taxes

           No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.         Trust Administration

           The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

           The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

           The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

           The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1998, 1997 and 1996, 46, 125 and 298 units were redeemed, respectively.

           The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.60 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $35.00 is paid to a service bureau for each portfolio valuation. For the years ended December 31, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $1,861, $1,974 and $2,167 and other expenses of $6,075, $5,577 and $4,602, respectively. The other expenses include professional, printing and miscellaneous fees.

New York Municipal Trust, Series 1

Notes to Financial Statements
------------------------------------------------------------------------------


5.         Net Assets

           At December 31, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

 Original cost to Certificateholders             $      6,058,946
 Less Initial Gross Underwriting Commission               272,640
                                                 ----------------
                                                        5,786,306
 Accumulated Cost of Securities Sold,
     Matured or Called                                 (4,096,613)
 Net Unrealized Appreciation                              240,686
 Undistributed Net Investment Income                       49,122
 Undistributed Proceeds From Investments                       35
                                                 ----------------
     Total                                       $      1,979,536
                                                 ================

           The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 6,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.         Concentration of Credit Risk

           Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

                     Prospectus Part A Dated April 30, 1999



                            NEW YORK MUNICIPAL TRUST

                                    SERIES 6

--------------------------------------------------------------------------------

          The Trust is a unit investment trust with an underlying portfolio of long-term tax-exempt bonds and was formed to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax and New York State and New York City income taxes under existing law but may be subject to state and local taxes in other jurisdictions. There can be no assurance that the Trust's investment objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to federal individual and corporate alternative minimum tax and to state and local taxes in other jurisdictions. (See "Description of Portfolio" in this Part A for a list of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) (See "Tax Status" in Part B of this Prospectus.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolios" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.


          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of the State of New York and its political subdivisions, municipalities and public authorities and by the Commonwealth of Puerto Rico and its public authorities. All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time

111218.1
originally deposited in the Trust. For a discussion of the significance of such ratings, see "Description of Bond Ratings" in Part B of this Prospectus. For a list of ratings on the Evaluation Date, see "Portfolio".

          Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds as of the Evaluation Date, if any, see "Notes to Financial Statements" in this Part
A. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.


          Each Unit in the Trust represents a 1/11419th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.7% of the Public Offering Price, or 4.932% of the net amount invested in Bonds per Unit. In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $437.83 plus accrued interest of $14.19 under the monthly distribution plan, $13.61 under the semi-annual distribution plan and $13.65 under the annual distribution plan for a total of $452.02, $451.44 and $451.48, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid prices of the Bonds. (See "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

                                       A-2
111218.1

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsors upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information".


          MARKET FOR UNITS. The Sponsor, although not obligated to do so, presently maintains and intends to continue to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the Trust portfolio. The reoffer price will be based on the aggregate bid price of the Bonds plus a sales charge of 4.7% (4.932% of the net amount invested), plus net accrued interest. If a market is not maintained a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Offering Price" in Part B of this Prospectus.)



                                       A-3
111218.1

                            NEW YORK MUNICIPAL TRUST
                                    SERIES 6


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1998
            --------------------------------------------------------




Date of Deposit*:  July 24, 1979                        Minimum Principal Distribution:
Principal Amount of Bonds ...   $4,675,000                 $1.00 per Unit.
Number of Units .............   11,419                  Weighted Average Life to
Fractional Undivided Inter-                                Maturity:  12.0 Years.
  est in Trust per Unit .....   1/11419                 Minimum Value of Trust:
Principal Amount of                                        Trust may be terminated if
  Bonds per Unit ............   $409.41                    value of Trust is less than
Secondary Market Public                                    $5,200,000 in principal amount
  Offering Price**                                         of Bonds.
  Aggregate Bid Price                                   Mandatory Termination Date:
    of Bonds in Trust .......   $4,775,604+++              The earlier of December 31,
  Divided by 11,419 Units ...   $418.22                    2028 or the disposition of the
  Plus Sales Charge of 4.7%                                last Bond in the Trust.
    of Public Offering Price.   $19.61                  Trustee***:  The Bank of New
  Public Offering Price                                    York.
    per Unit ................   $437.83+                Trustee's Annual Fee:  Monthly
Redemption and Sponsor's                                   plan $1.08 per $1,000; semi-
  Repurchase Price                                         annual plan $.60 per $1,000;
  per Unit ..................   $418.22+                   and annual plan is $.40 per
                                       +++                 $1,000.
                                       ++++             Evaluator:  Kenny S&P Evaluation
Excess of Secondary Market                                 Services.
  Public Offering Price                                 Evaluator's Fee for Each
  over Redemption and                                      Evaluation:  Minimum of $35
  Sponsor's Repurchase                                     plus $.25 per each issue of
  Price per Unit ............   $19.61++++                 Bonds in excess of 50 issues
Difference between Public                                  (treating separate maturities
  Offering Price per Unit                                  as separate issues).
  and Principal Amount per                              Sponsor:  Reich & Tang
  Unit Premium/(Discount) ...   $28.42                     Distributors, Inc.
Evaluation Time:  4:00 p.m.
  New York Time.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                            Monthly      Semi-Annual      Annual
                                            Option         Option         Option
                                            -------      -----------      ------


Gross annual interest income# .........      $26.31        $26.31        $26.31
Less estimated annual fees and
  expenses ............................        1.20           .83           .74
Estimated net annual interest                ______        ______        ______
  income (cash)# ......................      $25.11        $25.48        $25.57
Estimated interest distribution# ......        2.09         12.74         25.57
Estimated daily interest accrual# .....       .0698         .0708         .0710
Estimated current return#++ ...........       5.74%         5.82%         5.84%
Estimated long term return++ ..........       3.69%         3.77%         3.80%
Record dates ..........................  1st of         Dec. 1 and      Dec. 1
                                         each month     June 1
Interest distribution dates ...........  15th of        Dec. 15 and     Dec. 15
                                         each month     June 15


                                       A-4
111218.1

                  Footnotes to Summary of Essential Information
                  ---------------------------------------------

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of December 31, 1998, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


 *** The Trustee maintains its corporate trust office at 101 Barclay Street, New York, New York 10286 (tel. no.: 1-212-495-1784). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $14.19 monthly, $13.61 semi-annually and $13.65 annually.


  ++ The estimated current return and estimated long term returns are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   #       Does not include accrual from original issue discount bonds, if any.


                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                                         Distribu-
                                                                    Distributions of Interest            tions of
                                                                   During the Period (per Unit)          Principal
                                                                   ----------------------------           During
                                                Net Asset*                      Semi-                       the
                              Units Out-          Value            Monthly      Annual      Annual        Period
Period Ended                   standing          Per Unit          Option       Option      Option      (Per Unit)
------------                  ----------        ----------         -------      ------      ------      ----------



December 31, 1996              11,732            $671.63           $44.54       $45.06      $45.20       $ 24.89
December 31, 1997              11,606             614.72            41.90        42.40       42.54         61.36
December 31, 1998              11,419             428.89            36.98        37.47       37.60        188.95



----------------

* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.


                                       A-5
111218.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1998



DESCRIPTION OF PORTFOLIO*
------------------------


          Each Unit in the Trust consists of a 1/11419th fractional undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $409.41 principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the Trust consists of 13 issues representing obligations of 8 issuers located in New York State and 1 in Puerto Rico. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). Four issues representing $1,200,000 of the principal amount of the Bonds are general obligation bonds. All nine of the remaining issues representing $3,475,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Health Facilities 2, Hospital and Nursing Projects 4, Housing 1, Port Authority 1 and Power 1. For an explanation of the significance of these factors see "The Trust--Portfolio" and "Special Factors Concerning the Portfolio" in Part B of this Prospectus. See "Tax Status" in Part B of this Prospectus.


          None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.




------------------


* Changes in the Trust Portfolio: From January 1, 1999 to March 19, 1999, $70,000 of the principal amount of the Bond in portfolio no. 12 has been called and is no longer contained in the Trust. 11 Units were redeemed from the Trust.


                                       A-6
111218.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
New York Municipal Trust, Series 6



In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Municipal Trust, Series 6 (the "Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, MA
March 19, 1999



New York Municipal Trust, Series 6
Portfolio
December 31, 1998
--------------------------------------------------------------------------------------------------------



                Aggregate                                                                  Coupon Rate/
  Portfolio     Principal          Name of Issuer and                        Ratings        Date(s) of
     No.         Amount              Title of Bonds                            (1)         Maturity (2)


     1       $    200,000     State of New York, General Obligation            A*           3.750%
                                                                                            12/01/2011

     2            300,000     State of New York, General Obligation            A*           3.750
                                                                                            12/01/2012

     3            200,000     State of New York, General Obligation            A*           3.750
                                                                                            12/01/2014

     4            500,000     State of New York, General Obligation            A*           3.750
                                                                                            12/01/2016

     5             25,000     New York State Housing Finance Agency,           AAA          5.600
                              Health Facilities Bonds, 1973 Series A                        11/01/2002

     5a            50,000     New York State Housing Finance Agency,           AAA          5.600
                              Health Facilities Bonds, 1973 Series A                        5/01/2003

     5b           100,000     New York State Housing Finance Agency,           AAA          5.600
                              Health Facilities Bonds, 1973 Series A                        11/01/2004

     6            840,000     New York State Housing Finance Agency,           AAA          7.600
                              Health Facilities Bonds, 1979 Series A                        11/01/2004

     7             10,000     New York State Housing Finance Agency,           A*           6.875
                              Hospital and Nursing Home Project Bonds,                      11/01/2010
                              1970 Series A

     8             30,000     New York State Housing Finance Agency,           A*           5.900
                              Hospital and Nursing Home Project Bonds,                      11/01/2003
                              1974 Series A

     9            150,000     New York State Housing Finance Agency,           A*           6.875
                              Hospital and Nursing Home Project Bonds,                      11/01/2007
                              1977 Series A

     9a             5,000     New York State Housing Finance Agency,           A*           7.000
                              Hospital and Nursing Home Project Bonds,                      11/01/2017
                              1977 Series A

    10            815,000     New York State Medical Care Facilities           A*           7.400
                              Finance Agency, Hospital and Nursing                          11/01/2016
                              Home Project Bonds, 1979 Series A

    11            150,000     The Port Authority of New York and               AA-          4.000
                              New Jersey Consolidated Bonds,                                3/01/2002
                              Thirty-First Series

    12          1,200,000     Tonawanda Senior Citizen Housing                 NR           7.875
                              Corporation, Section 8 Assisted                               2/01/2011
                              Mortgage Revenue Bonds (Westchester
                              Park Apartment Project)

    13            100,000     Puerto Rico Water Resources Authority,            A           5.500
             ------------     Electric Revenue Bonds                                        7/01/2003


             $  4,675,000     Total Investments (Cost $4,182,452)
             ============


                   Redemption
                 Feature (2)(4)
  Portfolio     S.F.-Sinking Fund             Market
     No.         Ref.-Refunding              Value (3)


     1           No Sinking Fund               $186,378
                 6/01/99 @ 101 Ref.

     2           No Sinking Fund                275,484
                 6/01/99 @ 101 Ref.

     3           No Sinking Fund                178,274
                 6/01/99 @ 101 Ref.

     4           No Sinking Fund                434,710
                 6/01/99 @ 101 Ref.

     5           No Sinking Fund                 26,697
                 None

     5a          No Sinking Fund                 53,611
                 None

     5b          No Sinking Fund                108,966
                 None

     6           Currently @ 100 S.F.           931,081
                 None

     7           No Sinking Fund                 10,135
                 None


     8           No Sinking Fund                 32,573
                 None


     9           No Sinking Fund                163,704
                 None


     9a          No Sinking Fund                  6,052
                 None


    10           11/01/04 @ 100 S.F.            834,022
                 2/04/99 @ 102 S.F.


    11           Currently @ 100 S.F.          150,083
                 3/01/99 @ 100 Ref.


    12           Currently @ 100 S.F.         1,242,575
                 2/01/99 @ 103 Ref.



    13           Currently @ 100 S.F.           106,546
                 1/01/03 @ 100 Ref.          ----------
                                             $4,740,891
                                             ==========


   See accompanying footnotes to portfolio and notes to financial statements.

New York Municipal Trust, Series 6
Footnotes to Portfolio
------------------------------------------------------------------------------



1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1998, the net unrealized appreciation of all the bonds was comprised of the following:

             Gross unrealized appreciation         $       558,439
             Gross unrealized depreciation                       -
                                                   ---------------
             Net unrealized appreciation           $       558,439
                                                   ===============

4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).


   The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 6

Statement of Net Assets
December 31, 1998
--------------------------------------------------------------------------------






Investments in Securities,
      at Market Value (Cost $4,182,452)               $    4,740,891
                                                      --------------

Other Assets
      Accrued Interest                                        72,388
      Cash                                                    84,200
                                                      --------------
           Total Other Assets                                156,588
                                                      --------------
Net Assets (11,419 Units of Fractional Undivided
      Interest Outstanding, $428.89 per Unit)         $    4,897,479
                                                      ==============



























    The accompanying notes form an integral part of he financial statements.

New York Municipal Trust, Series 6

Statement of Operations
-------------------------------------------------------------------------------




                                                For the Years Ended December 31,
                                                    1998       1997        1996

Investment Income
      Interest                                  $427,585   $501,625   $ 543,960
                                                --------   --------   ---------

Expenses
      Trustee's Fees                              17,978     18,201      13,563
      Evaluator's Fee                              3,273      3,273       3,286
                                                --------   --------   ---------

           Total Expenses                         21,251     21,474      16,849
                                                --------   --------   ---------

      Net Investment Income                      406,334    480,151     527,111
                                                --------   --------   ---------

Realized and Unrealized Gain (Loss)
      Realized Gain
           on Investments                         26,094     12,792       6,136

      Unrealized Appreciation
           (Depreciation) on Investments          30,776     49,852     (86,443)
                                                --------   --------   ---------

      Net Gain (Loss) on Investments              56,870     62,644     (80,307)
                                                --------   --------   ---------

      Net Increase in Net Assets
           Resulting From Operations            $463,204   $542,795   $ 446,804
                                                ========   ========   =========













    The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 6

Statement of Changes in Net Assets
--------------------------------------------------------------------------------




                                                      For the Years Ended December 31,
                                                     1998           1997           1996

Operations
Net Investment Income                         $   406,334    $   480,151    $   527,111
Realized Gain
      on Investments                               26,094         12,792          6,136
Unrealized Appreciation
      (Depreciation) on Investments                30,776         12,792          6,136
                                               ----------    -----------     ----------

            Net Increase in Net Assets
                  Resulting From Operations       463,204        542,795        446,804
                                               ----------    -----------     ----------

Distributions to Certificateholders
      Investment Income                           426,237        489,930        527,905
      Principal                                 2,161,507        713,304        294,191

Redemptions
      Interest                                      3,408          2,832          5,778
      Principal                                   109,020         81,889        162,018
                                               ----------    -----------     ----------

           Total Distributions
               and Redemptions                  2,700,172      1,287,955        989,892
                                               ----------    -----------     ----------

           Total (Decrease)                    (2,236,968)      (745,160)      (543,088)

Net Assets
      Beginning of Year                         7,134,447      7,879,607      8,422,695
                                               ----------    -----------     ----------

      End of Year (Including
           Undistributed Net Investment
           Income of $121,583, $144,894,
           and $157,505 Respectively)         $ 4,897,479    $ 7,134,447    $ 7,879,607
                                              ===========    ===========    ===========





   The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 6

Financial Highlights
--------------------------------------------------------------------------------




  Selected data for a unit of the Trust outstanding: *

                                                For the years ended December 31,
                                                   1998        1997        1996

Net Asset Value, Beginning of Year**           $    614.72 $    671.63 $    703.47
                                               ----------- ----------- -----------

    Interest Income                                  37.14       42.99       45.89
    Expenses                                         (1.85)      (1.84)      (1.42)
                                               ----------- ----------- -----------
    Net Investment Income                            35.29       41.15       44.47
                                               ----------- ----------- -----------
    Net Gain or Loss on Investments(1)                3.94        5.30       (6.46)
                                               ----------- ----------- -----------

Total from Investment Operations                     39.23       46.45       38.01
                                               ----------- ----------- -----------

Less Distributions
    to Certificateholders
         Income                                      37.02       41.99       44.54
         Principal                                  187.74       61.13       24.82
    for Redemptions
         Interest                                      .30         .24         .49
                                               ----------- ----------- -----------

Total Distributions                                 225.06      103.36       69.85
                                               ----------- ----------- -----------

Net Asset Value, End of Year**                 $    428.89 $    614.72 $    671.63
                                               =========== =========== ===========


(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1998, 1997 and 1996, respectively, and the dates of net gain and loss on investments.









----------------------

     * Unless otherwise stated, based upon average units outstanding during the year of 11,513 ([11,419 + 11,606]/2) for 1998, 11,669 ([11,606 +
           11,732]/2) for 1997 and of 11,853 ([11,732 + 11,973]/2) for 1996.

    **     Based upon actual units outstanding



   The accompanying notes form an integral part of the financial statements.

New York Municipal Trust, Series 6

Notes to Financial Statements
--------------------------------------------------------------------------------


1.         Organization

           New York Municipal Trust, Series 6 (the "Trust") was organized on July 24, 1979 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

           Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.         Summary of Significant Accounting Policies

           The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

           Security Valuation
           Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

New York Municipal Trust, Series 6

Notes to Financial Statements
--------------------------------------------------------------------------------




3.         Income Taxes

           No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.         Trust Administration

           The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

           The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

           The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

           The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1998, 1997 and 1996, 187, 126, and 241 units were redeemed, respectively.

           The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.40 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $35.00 is paid to a service bureau for each portfolio valuation. For the years ended December 31, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $6,385, $7,092 and $7,386 and other expenses of $11,593, $11,109 and $6,177, respectively. The other expenses include professional, printing and miscellaneous fees.

New York Municipal Trust, Series 6

Notes to Financial Statements
--------------------------------------------------------------------------------


5.         Net Assets

           At December 31, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

Original cost to Certificateholders          $ 13,354,711
Less Initial Gross Underwriting Commission        600,990
                                             ------------
                                               12,753,721
Accumulated Cost of Securities Sold,
    Matured or Called                          (8,571,269)
Net Unrealized Appreciation                       558,439
Undistributed Net Investment Income               121,583
Undistributed Proceeds From Investments            35,005
                                             ------------
    Total                                    $  4,897,479
                                             ============

           The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 13,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.         Concentration of Credit Risk

           Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

             Note: Part B of This Prospectus May Not be Distributed
                          Unless Accompanied by Part A.

                    Please Read And Retain Both Parts of This
                        Prospectus For Future Reference.


                            NEW YORK MUNICIPAL TRUST

                                Prospectus Part B


                              Dated: April 30, 1999



                                    THE TRUST

          ORGANIZATION. "New York Municipal Trust" is a unit investment trust created under the laws of the State of New York pursuant to a Trust Indenture and Agreement* (the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors, Inc. as Sponsor, The Bank of New York as Trustee, and Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, as Evaluator.

          On the Date of Deposit the Sponsor deposited with the Trustee long-term bonds, and/or delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds") and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the Trusts.

          The Trust consists of the interest-bearing bonds described under "The Trust" in Part A of this Prospectus, the interest (including, where applicable, earned original issue discount) on which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular federal income tax under existing law and from New York State and New York City income taxes under existing law.

          Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of the Trust in the ratio of one Unit to the principal amount of Bonds initially deposited in the Trust as set forth in Part A of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in the Trusts represented by each unredeemed Unit will increase, although the actual interest in the Trusts represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Trust Agreements.

          OBJECTIVES. The Trust offers investors the opportunity to participate in a portfolio of long-term tax-exempt bonds with a greater diversification than they might be able to acquire themselves. The objectives



-------------------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Indenture and Agreement which is incorporated herein by reference.

1653.5
of the Trust are to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular federal income tax and from New York State and New York City income taxes under existing law. Such interest income may, however, be subject to the federal alternative minimum tax and to state and local taxes in other jurisdictions. Investors should be aware that there is no assurance the Trusts' objectives will be achieved as these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the continuing satisfaction of the conditions required for the exemption of interest thereon from regular federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.

          Since disposition of Units prior to final liquidation of the Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. Neither the Trusts nor the Total Reinvestment Plan is designed to be a complete investment program.


                                   PORTFOLIOS


          All of the Bonds in the Trust were rated "A" or better by Standard
& Poor's Ratings Services, a division of The McGraw-Hill Companies ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") at the time originally deposited in the Trust. For a list of the ratings of each Bond on the Evaluation Date, see "Portfolio" in Part A of this Prospectus.

          For information regarding (i) the number of issues in the Trust, (ii) the range of fixed maturities of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "Description of Portfolio" in Part A.

          When selecting Bonds for the Trust, the following factors, among others, were considered by the Sponsor on the Date of Deposit: (a) the quality of the Bonds and whether such Bonds were rated "A" or better by either Standard & Poor's or Moody's, (b) the yield and price of the Bonds relative to other New York and Puerto Rico debt securities of comparable quality and maturity, (c) income to the Certificateholders of the Trusts and (d) the diversification of the Trust portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of issues which meet such Trust's quality, rating, yield and price criteria. Subsequent to the Evaluation Date, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from the Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. See "Portfolio Supervision." For an interpretation of the bond ratings see "Description of Bond Ratings."

          Housing Bonds: Some of the aggregate principal amount of the Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not

1653.5
                                       -2-
general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of rental housing bonds contained therein.

          Hospital Revenue Bonds: Some of the aggregate principal amount of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from third-party payors and government programs such as Medicare and Medicaid. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

          The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or
(iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.

          Nuclear Power Facility Bonds: Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited

1653.5
                                       -3-
service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs. The Sponsor is unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.


          Mortgage Subsidy Bonds: Certain Bonds may be "mortgage subsidy bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences.
Section 103A of the Internal Revenue Code of 1954, provided as a general rule that interest on "mortgage subsidy bonds" will not be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.

          Mortgage Revenue Bonds: Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law) "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.



1653.5
                                       -4-

          Private Activity Bonds: The portfolio of the Trust may contain other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types: (1) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the Issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

          The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

          The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.

          Litigation: Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting changes in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the Trusts. See "Description of Portfolio" for the amount of school bonds contained therein.

          Legal Proceedings Involving the Trust: As of the date of this Prospectus, the Sponsor has not been notified or made aware of any litigation pending with respect to any Bonds which might reasonably be expected to have a material adverse effect on the Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Bonds in the Trust. The Sponsor is unable to predict

1653.5
                                       -5-
whether any such litigation may be instituted or, if instituted, whether it might have a material adverse effect on the Trust.

          Other Factors: The Bonds in the Trust, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

          The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

          In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsors are unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the Trusts.

          The Trust may also include "moral obligation" bonds issued by agencies and authorities of New York State. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. See "Portfolio" for each Trust in Part A of this Prospectus for the amount of moral obligation bonds contained in each State Trust's portfolio.

          Certain of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds is contained under "Portfolio" in Part A of this Prospectus. Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time the Certificateholders purchase their Units.


1653.5
                                       -6-

          Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that the Trust will retain its present size and composition for any length of time. The proceeds from the sale of a Bond or the exercise of any redemption or call provision will be distributed to Certificateholders on the next distribution date except to the extent such proceeds are applied to meet redemptions of Units. See "Trustee Redemption."


          Puerto Rico Bonds: Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. Such bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal year 1998, approximately 90% of Puerto Rico's exports were to the United States mainland, which was also the source of 61% of Puerto Rico's imports. In fiscal 1998, Puerto Rico experienced a $8.5 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices). According to the Labor Department's Household Employment Survey, during fiscal 1998, total employment increased 0.8% over fiscal 1997. The preliminary figures of gross product for fiscal 1998, released in November 1998, was $34.7 billion ($28.5 billion in 1992 prices). This represents an increase of 8.1% (3.1% in 1992 prices) over fiscal 1997. This preliminary growth rate is 0.1% above the original base line forecast for fiscal 1998. The Planning Board's gross product forecast for fiscal 1999, made in February 1998, projected an increase of 2.7% over fiscal 1998. According to the Labor Department's Household Employment Survey, during the first five months of fiscal 1999, total employment decreased 1.2% over the same period for fiscal 1998. Total monthly employment averaged 1,124,800 during the first five months of fiscal 1999, compared to 1,138,400 over the same period in fiscal 1998. The seasonally adjusted unemployment rate for November 1998 was 13.3%.



          Discount and Zero Coupon Bonds: Some of the Bonds in the Trust may be original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. (See "Tax Status.") The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the Bonds in each Trust is Zero Coupon Bonds. See "Description of Portfolio" in Part A. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accreted value based on par value at maturity. Because the issuer is not obligated to make current interest payments, Zero Coupon

1653.5
                                       -7-

Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate.


          Some of the Bonds in the Trust may have been purchased at deep "market" discount from par value at maturity. This is because the coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the discount Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds will be lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus, any income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units. However, the Administration's 1999 Budget proposals would require accrual basis taxpayers to accrue market discount income with respect to obligations acquired after the date that the proposal is enacted. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of discount bonds will decrease; and if interest rates decline, the value of discount bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.


          Year 2000 Issue: The Trust, like other business entities, could be adversely affected if the computer systems used by the Sponsor and Trustee or other service providers to the Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. However, there can be no assurance that the Year 200 Problem will be properly or timely resolved so to avoid any adverse impact to the Trust. At this time, it is generally believed that municipal issuers may be more vulnerable to Year 2000 issues or problems than will other issuers.


                       SPECIAL FACTORS AFFECTING NEW YORK

          The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.


          Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.


1653.5
                                       -8-

The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

          The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

          Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

          New York City. The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

          For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

          As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 1999 fiscal year, before discre tionary transfers, and budget gaps for each of the 2000, 2001 and 2002 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.



1653.5
                                       -9-

          The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

          Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues re5venue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

          For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

          On November 18, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 1998 (the "June Financial Plan"). The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by $200 million in the 1999 fiscal year and approximately $80 million in each of fiscal years 2000 through 2002.



1653.5
                                      -10-

          Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $288 million and $8 million in fiscal years 1999 and 2000, respectively, and a decrease in projected tax revenues of $23 million and $66 million in fiscal years 2001 and 2002, respectively; (ii) an increase in planned expenditures for health insurance of approximately $60 million in each of fiscal years 1999 through 2002; (iii) a decrease in projected pension expenditures due to higher than planned increases in the value of the assets of the retirement systems of $67 million, $171 million, $264 million and $372 million in the fiscal years 1999 through 2002, respectively; (iv) other agency spending increases of $76 million, $101 million, $78 million, and $70 million in fiscal years 1999 through 2002, respectively; and (v) an increase in agency expenditures of $227 million, $295 million, $295 million and $294 million in fiscal years 1999 through 2002, respectively, due to a reduction in the agency gap closing program.

          The 1999-2002 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $429 million, $604 million and $606 million in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

          The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in the 2000, 2001 and 2002 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

          In January, the Mayor is expected to publish a Modification (the "January Modification") to the Financial Plan for the City's 1999 through 2003 fiscal years and a preliminary budget for the City's fiscal year 2000. The January Modification will include changes since the Financial Plan and the City's program to address the currently forecast $2.2 billion gap in fiscal year 2000. As in prior years, the City's gap-closing program could include a program to substantially reduce projected agency spending and City proposals for increased Federal and State aid and other non-tax revenues.

          The 1998 modification of the City's financial plan and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the


1653.5
                                      -11-

Budget Stabilization Accounts for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City-funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

          On June 5, 1998, the City Council adopted a budget which re-allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive budget. The changes reflected in the City Council's adopted budget would increase the gaps forecast between revenues and expenditures in the future years of the Financial Plan.

          On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 are expected to be mailed in the near future by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment.

          On July 16, 1998, Standard & Poor's revised its rating of City bonds upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligations bonds A3, A- and A-, respectively.

          New York State and its Authorities. The State Financial Plan for the 1998-1999 fiscal year projects balance on a cash basis for the 1998-1999 fiscal year, as modified on July 30, 1998, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of unspecified efficiency actions, the receipt of funds from the tobacco settlement and the application of certain reserves


1653.5
                                      -12-
established in the 1998-1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000-2001 fiscal year of $3.72 billion, assuming implementation of unspecified efficiency initiatives and other actions in the 2000-2001 fiscal year.

          The 1999-2002 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2002 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of State agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

          The Legislature passed a State budget for the 1998-1999 fiscal year on April 18, 1998, and on April 26, 1998 the Governor vetoed certain of the increased spending in the State budget passed by the Legislature. The Legislature did not override any of the Governor's vetoes. The State Financial Plan for the 1998-1999 fiscal year, as modified on July 30, 1998, projects balance on a cash basis for the 1998-1999 fiscal year, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of $600 million of unspecified efficiency actions, the receipt of $250 million in funds from the tobacco settlement and the application of certain reserves established in the 1998-1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000-2001 fiscal year of $3.72 billion, assuming implementation of $800 million of unspecified efficiency initiatives in the 2000-2001 fiscal year and $250 million in funds from the tobacco settlement. The State Financial Plan for the 1998-1999 fiscal year includes multi-year tax reductions and significant increases in spending which will affect the 2000-2001 fiscal year. The various elements of the State and local tax and assessment reductions enacted during the last several fiscal years will reduce projected revenues by more than $4 billion in the 2002-2003 fiscal year as measured from the current 1998-1999 base.

          On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the


1653.5
                                      -13-

1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.


          Standard & Poor's rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. On August 28, 1997, Standard & Poor's revised its rating on the State's general obligation bonds from A- to A.

          Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1999-2002 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.



                                 PUBLIC OFFERING


          OFFERING PRICE. The secondary market Public Offering Price per Unit is computed by adding a sales charge to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding. The method used by the Evaluator for computing the sales charge for secondary market purchases shall be based upon the number of years remaining to maturity of each Bond. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.

          The table below sets forth the various sales charges based on the length of maturity of each Bond:



                                       As Percent of Public
Time to Maturity                          Offering Price

less than 6 months                              0%
6 mos. to 1 year                                1%
over 1 yr. to 2 yrs.                           1 1/2%
over 2 yrs. to 4 yrs.                          2 1/2%
over 4 yrs. to 8 yrs.                          3 1/2%
over 8 yrs. to 15 yrs.                         4 1/2%
over 15 years                                  5 1/2%

          A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on a Bond from the last day on which interest was paid and is accounted for daily by a Trust at the initial daily rate set forth under "Summary of Essential Information" in Part A. This daily rate is net of estimated fees and expenses. The secondary market Public Offering Price can vary on a daily basis from the amount stated on the cover of Part A of this Prospectus in accordance with fluctuations in the prices of the Bonds. The price to be paid by each investor will be computed on the basis of an evaluation made as of the date the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption".

          The Evaluator may obtain current prices for the Bonds from investment dealers or brokers (including the Sponsor) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.

          ACCRUED INTEREST. An amount of accrued interest which represents accumulated unpaid or uncollected interest on a Bond from the last day on which interest was paid thereon will be added to the Public Offering Price. This daily rate is net of estimated fees and expenses. Since a Trust normally receives the interest on Bonds twice a year and the interest on the Bonds in such Trust is accrued on a daily basis, the Trusts will always have an amount of interest earned but uncollected by, or unpaid to, the Trustee. A Certifi cateholder will not recover his proportionate share of accrued interest until the Units are sold or redeemed, or the Trusts are terminated. At that time, the Certificateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of sale or termination and to the date of tender in the case of redemption.

          EMPLOYEE DISCOUNTS. Employees (and their immediate families) of Reich & Tang Distributors, Inc. (and its affiliates) and of any underwriter of either Trust, pursuant to employee benefit arrangements, may purchase Units of a Trust at a price equal to the bid side evaluation of the underlying securities in such Trust divided by the number of Units outstanding plus a reduced charge of $10.00 per Unit. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

          DISTRIBUTION OF UNITS. Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

          The Sponsor intends to register the Units for sale in New York, New Jersey, Connecticut, Florida and New Hampshire through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to (a) 4% of the

1653.5
                                      -15-

Public Offering Price for the New York Municipal Trust Series or (b) $25.00 per unit for the New York Municipal Trust, Discount and Zero Coupon Fund, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discount from time to time.

          SPONSOR'S PROFITS. The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge on each (see "Offering Price.") In addition, in maintaining a market for Units (see "Sponsor Repurchase") the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

          Participants in the "Total Reinvestment Plan" can designate a broker as the recipient of a dealer concession. See "Total Reinvestment Plan."

          COMPARISON OF PUBLIC OFFERING PRICE, SPONSOR'S REPURCHASE PRICE AND REDEMPTION PRICE. The secondary market Public Offering Price of Units of the Trust will be determined on the basis of the current bid prices of the Bonds in such Trust, plus the applicable sales charge. The value at which Units may be resold in the secondary market or redeemed will be determined on the basis of the current bid prices of such Bonds without any sales charge. On the Evaluation Date, the Public Offering Price per Unit (based on the bid prices of the Bonds in the Trust plus the sales charge) exceeded the Repurchase and Redemption Price per Unit (based upon the bid prices of the Bonds in the Trust without the sales charge) by the amount shown under "Summary of Essential Information" in Part A. For this reason, among others (including fluctuations in the market prices of Bonds and the fact that the Public Offering Price includes the applicable sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid for such Units.


             ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN


          The rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (3) reducing the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Unitholders. The resulting Estimated Long Term Return represents a measure of

1653.5
                                      -16-
the return to Unitholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for each Trust under "Summary of Essential Information" in Part A.

          Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of each Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for each Trust under "Summary of Essential Information" in Part A.

          The Estimated Net Annual Interest Income per Unit of each Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to each Trust and with the redemption, maturity, sale or other disposition of the Bonds in each Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

          A schedule of cash flow projections is available from the Sponsor upon request.


                          RIGHTS OF CERTIFICATEHOLDERS


          CERTIFICATES. Ownership of Units of the Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instruments of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

          INTEREST AND PRINCIPAL DISTRIBUTIONS. Interest received by the Trust is credited by the Trustee to an Interest Account of such Trust and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received from the maturity, redemption, sale or other disposition of the Bonds are credited to a Principal Account of such Trust.

          Distributions to each Certificateholder from the Interest Account are computed as of the close of business of each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of each Certificateholder's pro rata share of the Estimated Net

1653.5
                                      -17-

Annual Interest Income in the Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account will be computed as of each semi-annual Record Date, and will be made to the Certifi cateholders on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in the Total Reinvestment Plan, except as provided thereunder. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

          Because interest payments are not received by the Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for these advances to the Interest Account. Funds which are available for future distributions, investment in the Total Reinvestment Plan, payments of expenses and redemptions are in accounts which are non-interest bearing to Certificate holders and are available for use by the Trustee pursuant to normal banking procedures.

          As of the first day of each month, the Trustee will deduct from the Interest Account of the Trust and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of such Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee.

          The estimated monthly, semi-annual or annual interest distribution per Unit will be in the amount shown under "Summary of Essential Information" in Part A and will change and may be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Principal Account until the balance therein is an amount sufficient to distribute at least $1.00 per Unit.

          DISTRIBUTION ELECTIONS. Interest is distributed monthly, semi-annually or annually, depending upon the distribution plan applicable to the Unit purchased. Record Dates are the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such change between October 1 and November 1 of each year. (Certificateholders deciding to change their

1653.5
                                      -18-
election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.

          RECORDS. The Trustee will furnish Certificateholders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year (normally prior to January 31 of the succeeding year), the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record of a Trust, a statement showing (a) as to the Interest Account of such Trust: interest received (including amounts representing interest received upon any disposition of Bonds and earned original issue discount, if any), amounts paid for redemptions of Units, if any, deductions for applicable taxes and fees and expenses of such Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (b) as to the Principal Account of such Trust: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of such Trust, amounts paid for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (c) a list of the Bonds held in such Trust and the number of Units outstanding on the last business day of such calendar year; (d) the Redemption Price per Unit of such Trust based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Certificateholders during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

          The Trustee shall keep available for inspection by Certificate holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                   TAX STATUS


          All Bonds acquired by the Trust were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular federal income tax and from New York State and New York City income taxes. Such interest may, however, be subject to federal alternative minimum tax and to state or local taxes in other jurisdictions. None of the Bonds in the Trust is subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986 (the "Act"). All Bonds were issued by or on behalf of the State of New York, its political subdivisions or its public authorities or by the Commonwealth of Puerto Rico

1653.5
                                      -19-
or its public authorities. Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinions and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel have made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.

          In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.

          In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:


          The Trust will be classified as a grantor trust for federal income tax purposes and not an association taxable as a corporation for federal income tax purposes under the Internal Revenue Code. Income received by the Trust that consists of interest excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of the Trust.

          Each Certificateholder will be considered the owner of a pro rata portion of the assets of the Trust. Thus, each Certificateholder will be considered to have received its pro rata share of bond interest when it is received by the Trust, and the net income distributable to Cer tificateholders that is exempt from federal income tax when received by the Trust will constitute tax-exempt income when received by the Cer tificateholders.

          Gain realized on a sale or redemption of the Bonds or on sale of a Unit is, however, includable in gross income for federal income tax purposes, generally as capital gain. Such gain does not include any amount received in respect to accrued interest, earned original issue discount, and accrued market discount. Gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Capital gain may be long- or short-term gain depending on the holding period of the Units. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Capital assets must be held for more than one year to qualify for long-term capital gain treatment. Individuals who realize long-term capital gains will be subject to a reduced tax rate of 20% rather than the regular maximum tax rate of 39.6%.


          Each Certificateholder will realize taxable gain or loss when the Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificateholder had directly disposed of his pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. For this purpose, a Certificateholder's tax cost for each Bond is determined by allocating the total tax cost of each Unit among all of the Bonds held in the Trust (in accordance with

1653.5
                                      -20-
     the portion of such Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificate holder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by the Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any original issue discount (limited, in the case of Bonds issued after June 8, 1980, to the portion earned from the date of acquisition to the date of disposition). Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds such as the Bonds in computing regular federal income tax.

          Discount generally accrues based on the principle of compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation will produce higher capital gains (or lower losses) to a Certificate holder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by the Trust or of a Unit by a Certificateholder.

          A Certificateholder may also realize taxable income or loss when a Unit of the Trust is sold or redeemed. The amount received is allocated among all the Bonds in such Trust in the same manner as when the Trust disposes of Bonds and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificateholder's tax cost is otherwise a tax-free return of capital.


          A portion of Social Security benefits is includable in gross income for taxpayers whose modified adjusted gross income combined with a portion of their Social Security benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includable in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax.


          Corporate Certificateholders are required to include in federal corporate alternative minimum taxable income 75 percent of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess passive investment income which includes tax-exempt interest.


1653.5
                                      -21-

          Under federal law, interest on Trust-held Bonds issued by authority of the Government of Puerto Rico is exempt from regular federal income tax, and state and local income tax in the United States and Puerto Rico.


          The Trust is not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax. Under the personal income tax laws of the State and City of New York, the income of the Trust will be treated as the income of the Certifi cateholders. Interest on the Bonds that is exempt from tax under the laws of the State and City of New York when received by the Trust will retain its status as tax-exempt interest to its Certificateholders. In addition, non-residents of New York City will not be subject to the New York City personal income tax on gains derived with respect to their Units. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or New York City resident should determine its basis and holding period for its Units in the same manner for New York State and New York City tax purposes as for federal tax purposes. For corporations doing business in New York State and New York City, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State and New York City, its political subdivisions and instrumentalities, must be included in calculating New York State and New York City entire net income for purposes of calculating New York State and New York City franchise (income) tax. The laws of the several states and local taxing authorities vary with respect to the taxation of such obligations and each Certificateholder is advised to consult his own tax advisor as to the tax consequences of his Certificates under state and local tax laws.


          The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations.


          In the case of Bonds that are industrial revenue bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a substantial user of the facilities financed by the proceeds of such Bonds or by a related person. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a substantial user or related person thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the small issue exemption, the small issue exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 small issue exemption, interest on such IRBs will become taxable if the face amount of such IRBs plus certain capital expenditures exceeds $10,000,000.


          In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited arbitrage

1653.5
                                      -22-
activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

          Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax or New York State or New York City income tax purposes. However, such interest is deductible for New York State and New York City income tax purposes by corporations that are required to include interest on the Bonds in New York State and New York City entire net income for purposes of calculating New York State and New York City franchise (income) taxes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units. Similar rules are applicable for New York State and New York City tax purposes. Also, in the case of certain financial institutions that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.

          From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future.

          In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

          The opinions of bond counsel or special tax counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.


                                    LIQUIDITY


          SPONSOR REPURCHASE. The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units. The Sponsor's secondary market repurchase price will be based on the aggregate bid price of the Bonds

1653.5
                                      -23-
in the Trust portfolio and will be the same as the redemption price. The aggregate bid price will be determined by the Evaluator on a daily basis set forth under "Trustee Redemption." Certificateholders who wish to dispose of their Units should inquire of the Sponsor prior to making a tender for redemption. The Sponsor may discontinue repurchases of Units of the Trust if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units are physically received in proper form by the Sponsor, Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, New York 10020. Units received after 4 P.M., New York time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.


          Prospectuses relating to certain other bond trusts indicate an intention by the respective Sponsors, subject to change, to repurchase units on the basis of a price higher than the bid prices of the Bonds in the Trusts. Consequently, depending on the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for units of these Trusts, although in all bond trusts, the purchase price of a unit depends primarily on the value of the bonds in the trust portfolio.

          Units purchased by the Sponsor in the secondary market may be reoffered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in a Trust plus the applicable sales charge plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

          The Sponsor may, under certain circumstances, as a service to Cer tificateholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trusts which it has in inventory, its estimate of the sale ability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

          TRUSTEE REDEMPTION. Units also may be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

          Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates".) Certificateholders must sign exactly as

1653.5
                                      -24-
their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

          Within three business days following a tender for redemption, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

          Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell bonds in order to make funds available for redemptions. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a Trust are sold, the size and diversity of such Trust will be reduced.

          The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined by the Trustee on the basis of (i) the cash on hand in such Trust or moneys in the process of being collected, (ii) the value of the Bonds in such Trust based on the bid prices of such Bonds and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust, (b) the accrued expenses of such Trust and (c) cash allocated for distribution to Certificateholders of record of such Trust as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in such Trust for purposes of redemption (1) on the basis of current bid prices of the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.

          The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Cer tificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

          The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the

1653.5
                                      -25-

Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

          A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.


                              TRUST ADMINISTRATION


          PORTFOLIO SUPERVISION. The Sponsor may direct the Trustee to dispose of Bonds upon (i) default in payment of principal or interest on such Bonds,
(ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project, or (vi) decline in price or the occurrence of other market or credit factors which in the opinion of the Sponsor would make the retention of such Bonds in a Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds.

          The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor. Except as stated, the acquisition by the Trusts of any securities other than the bonds initially deposited is prohibited.

          TRUST AGREEMENT, AMENDMENT AND TERMINATION. The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.

          The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the holders of Certificates evidencing 66-2/3% of the Units then outstanding for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in a Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Agreement may not be amended, without the consent of the holders of all Certificates in a Trust then outstanding, to increase the number of Units issuable by such Trust or to permit the

1653.5
                                      -26-
acquisition of any bonds in addition to or in substitution for those initially deposited in such Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.

          The Trust Agreement provides that the Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in such Trust but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of a Trust shall be less than the minimum amount set forth under "Summary of Essential Information", the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Trust. The Trust may also be terminated at any time with the consent of the holders of Certificates representing 100% of the Units of such Trust then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Certificateholders. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the terminated Trust, and, after paying all expenses and charges incurred by such Trust, distribute to each Certificateholder, upon surrender for cancellation of his Certificate for Units his pro rata share of the Interest and Principal Accounts of such Trust.


          THE SPONSOR. The Sponsor, Reich & Tang Distributors, Inc. ("Reich
& Tang"), a Delaware corporation, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment adviser. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. The sole shareholder of the Sponsor, Reich & Tang Asset Management, Inc. ("RTAM Inc.") is wholly owned by NEIC Holdings, Inc. which, effective December 29, 1997, was wholly owned by NEIC Operating Partnership, L.P. ("NEICOP"). Subsequently, on March 31, 1998, NEICOP changed its name to Nvest Companies, L.P. ("Nvest"). The general partners of Nvest are Nvest Corporation and Nvest, L.P. Nvest, L.P. is owned approximately 99% by public unitholders and its general partner is Nvest Corporation. Nvest, with a principal place of business at 399 Boylston Street, Boston, MA 02116, is a holding company of firms engaged in the securities and investment advisory business. These affiliates in the aggregate are investment advisors or managers to over 80 registered investment companies. Reich & Tang is Sponsor (and Co-Sponsor, as the case may be) for numerous series of unit investment trusts, including New York Municipal Trust, Series 1 (and Subsequent Series), Municipal Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series), Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured Municipal Securities Trust, Series 1 (and Subsequent Series) and 5th Discount Series (and Subsequent Series), Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series) and Schwab Trusts.






          The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.


1653.5
                                      -27-

          If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor, (b) terminate the Trust Agreement and liquidate the Trusts, or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

          THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286 (1-800-431-8002). The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.

          The Trustee shall not be liable or responsible in any way for taking any action or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

          For further information relating to the responsibilities of the Trustee under the Trust Agreement, see "Rights of Certificateholders."

          The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event, the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor

1653.5
                                      -28-

Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

          Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

          THE EVALUATOR. The Evaluator is Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw-Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.

          The Trustee, the Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Certificateholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                           TRUST EXPENSES AND CHARGES


          At no cost to the Trust, the Sponsor has borne the expenses of creating and establishing the Trust, including the cost of initial preparation and execution of the Trust Agreement, registration of the Trust and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, preparation and printing of the Certificates, legal and auditing expenses, advertising and selling expenses, initial fees and expenses of the Trustee and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering period are paid directly by the Trust.

          The Sponsor will not charge the Trust a fee for its services as such. (See "Sponsor's Profits").

          The Trustee will receive for its ordinary recurring services to each Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders".


1653.5
                                      -29-

          The Evaluator will receive, for each daily evaluation of the Bonds in the Trusts, a fee in the amount set forth under "Summary of Essential Information" in Part A.

          The Trustee's and Evaluator's fees are payable monthly as of the Record Date from the Interest Account to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

          The following additional charges are or may be incurred by the Trust: all expenses (including counsel and auditing fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Certificate holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liabilities and expenses incurred in acting as Sponsor of a Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the Trust to which such expenses are allowable. In addition, the Trustee is empowered to sell Bonds of a Trust in order to make funds available to pay all expenses of such Trust.

          Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 per 1,000 Units. Certificateholders covered by the audit during the year may receive a copy of the audited financial statements upon request.


                     EXCHANGE PRIVILEGE AND CONVERSION OFFER


          Certificateholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units

1653.5
                                      -30-
being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Certificateholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

          Except for Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Certificateholder upon his original purchase of Units of the Exchange or Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange Trust.

          In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Certificateholders is subject to the following additional conditions: (i) at the time of the Certificateholder's election to participate in the Exchange Privilege or Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (ii) exchanges will be effected in whole units only, (iii) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (iv) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Certificate holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Certificateholder for exchange or from units being redeemed per conversion will be remitted to such Certificateholder.

          The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege and/or the Conversion Offer, provided that no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust

1653.5
                                      -31-
eligible for the Exchange Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Reich & Tang or a sponsor controlled by or under common control with Reich & Tang, or to delete a series which has been terminated from eligibility for the Exchange Privilege and/or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or
(iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders. Certificateholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

          To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.


          TAX CONSEQUENCES OF THE EXCHANGE PRIVILEGE AND THE CONVERSION OFFER. A surrender of units pursuant to the Exchange Privilege or the Conversion Offer normally will constitute a "taxable event" to the Certifi cateholder under the Code. The Certificateholder will recognize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature depending on the length of time the units have been held and other factors. A Certificateholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.




1653.5
                                      -32-

                                  OTHER MATTERS


          LEGAL OPINIONS. The legality of the Units originally offered and certain matters relating to federal tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, or Berger Steingut Tarnoff & Stern, 600 Madison Avenue, New York, New York 10022, as counsel for the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for The Chase Manhattan Bank. On the initial date of deposit, Booth & Baron acted as counsel for The Bank of New York.


          INDEPENDENT ACCOUNTANTS. The financial statements of the Trusts for the years ended December 31, 1998, 1997 and 1996 included in Part A of this Prospectus have been examined by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing.



                          DESCRIPTION OF BOND RATINGS*


          STANDARD & POOR'S. A brief description of the applicable Standard & Poor's rating symbols and their meanings is as follows:

          A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

          The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

          The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

          The ratings are based, in varying degrees, on the following considerations:

          (a) Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          (b) Nature of and provisions of the obligation.

          (c) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

--------
*    As described by the rating agencies.


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                                      -33-

          AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

          A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

          Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional Ratings -- (Prov.) following a rating indicates the rating is provisional, which assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

          MOODY'S. A brief description of the applicable Moody's rating symbols and their meanings is as follows:

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


1653.5
                                      -34-

          Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1. Other A bonds comprise the balance of the group. These rankings (1) designate the bonds which offer the maximum in security within their quality group, (2) designate bonds which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

          Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Con-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are debt obligations secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


          NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.


1653.5
                                      -35-



                                       INDEX


Title                                                                          Page                      NEW YORK MUNICIPAL TRUST


Summary of Essential Information..........................................    A-4
Financial and Statistical Information.....................................    A-5
Information Regarding the Trust...........................................    A-6                        (A Unit Investment Trust)
Audit and Financial Information...........................................    F-1
The Trust.................................................................      1                               Prospectus
Portfolios................................................................      2
Special Factors Affecting New York........................................      8                         Dated:  April 30, 1999
Public Offering...........................................................     14
Estimated Long Term Return and Estimated                                                                         Sponsor:
  Current Return..........................................................     16
Rights of Certificateholders..............................................     17                    Reich & Tang Distributors, Inc.
Tax Status................................................................     19                            600 Fifth Avenue
Liquidity.................................................................     23                           New York, NY  10020
Trust Administration......................................................     26                              212-830-5200
Trust Expenses and Charges................................................     29
Exchange Privilege and Conversion Offer...................................     30
Other Matters.............................................................     33                                Trustee:
Description of Bond Ratings...............................................     33
                                                                                                           The Bank of New York
                                                                                                            101 Barclay Street
Parts A and B of this  Prospectus do not contain all of the information set                                 New York,  NY 10286
forth in the registration  statement and exhibits relating thereto, filed with                                1-800-431-8002
the Securities and Exchange Commission, Washington, D.C., under the Securities
Act of 1933, and to which reference is made.                                                                    Evaluator:

                                                                                                      Kenny S&P Evaluation Services
                                                                                                                65 Broadway
                                                                                                            New York, NY  10006




                                                               *          *          *



          This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

          No person is authorized to give any information or to make any representations not contained in Parts A and B in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.


1653.5
                                      -36-

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference  Sheet  (incorporated  by  reference  to the  Post-Effective
    Amendment to Form S-6 Registration Statement No. 2-62505, filed on April 25,
    1996).
The Prospectus consisting of     pages.
Signatures.
Consent of Independent Accountants.
Consent of Counsel  (included in Exhibits 99.3.1 and 99.3.1.1).
Consent of the Evaluator (included in Exhibit 99.5.1).

The following exhibits:

99.1.1           --    Form of Reference Trust Agreement, as amended (filed as
                       Exhibit 99.1.1 to Post-Effective Amendment No. 8 to Form
                       S-6 Registration Statement No. 33-26426 on April 25, 1997 and incorporated herein by reference).

99.1.1.1         --    Trust Indenture and Agreement for New York Municipal
                       Trust, Series 1 (and Subsequent Series) (filed as Exhibit
                       99.1.1.1 to the Post-Effective Amendment to Form S-6
                       Registration Statement No. 2-62505, on April 25, 1996 and incorporated herein by reference).

99.1.3.4         --    Certificate of Incorporation of Reich & Tang
                       Distributors, Inc. (filed as Exhibit 99.1.3.5 to Form S-6
                       Registration Statement No. 333-44301 on January 15, 1998 and incorporated herein by reference).

99.1.3.5         --    By-Laws of Reich & Tang Distributors, Inc. (filed as
                       Exhibit 99.1.3.6 to Form S-6 Registration Statement No.
                       333-44301 on January 15, 1998 and incorporated herein by reference).

99.2.1           --    Form of Certificate (filed as Exhibit 99.2.1 to
                       Post-Effective Amendment No. 8 to Form S-6 Registration
                       Statement No. 33-26426 on April 25, 1997 and incorporated herein by reference).

99.3.1           --    Form of Opinion of Battle Fowler LLP (formerly Battle,
                       Fowler, Jaffin & Kheel) as to the legality of the securities being registered, including their consent to the delivery thereof and to the use of their name under the headings "Tax Status" and "Legal Opinions" in the Prospectus (filed as Exhibit 99.3.1 to Post-Effective
                       Amendment No. 8 to Form S-6 Registration Statement No.
                       2-26426 on April 25, 1997 and incorporated herein by reference).

99.3.1.1         --    Form of Opinion of Battle Fowler LLP (formerly Battle,
                       Fowler, Jaffin & Kheel) as to tax status of Securities being registered (filed as Exhibit 99.3.1.1 to Post-Effective Amendment No. 20

                                      II-1
1656.1
                       to Form S-6 Registration Statement No. 2-62505 on April 25, 1997 and incorporated herein by reference).

*99.5.1          --    Consent of the Evaluator.

99.6.0           --    Powers of Attorney of Reich & Tang Distributors, Inc., by
                       its officers and a majority of its Directors (filed as Exhibit 99.6.0 to Form S-6 Registration Statement No.
                       333-44301 on January 15, 1998 and incorporated herein by reference).






-------------
*  Being filed by this Amendment.

                                      II-2
1656.1

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrants, New York Municipal Trust, Series 1 and Series 6, certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statements pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statements to be signed on their behalf by the undersigned, hereunto duly authorized, in the City of New York and State of New York on the 19th day of April, 1999.

        NEW YORK MUNICIPAL TRUST, SERIES 1 AND SERIES 6
               (Registrants)


        REICH & TANG DISTRIBUTORS, INC.
               (Depositor)


        By:  /s/PETER J. DEMARCO
             --------------------------
             Peter J. DeMarco
             (Executive Vice President)

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statements has been signed below by the following persons, who constitute the principal officers and a majority of the directors of Reich & Tang Distributors, Inc., the Depositor, in the capacities and on the dates indicated.



Name                                  Title                                                           Date
---------                             -----------                                                     ---------
RICHARD E. SMITH, III                 President and Director                                          )
PETER S. VOSS                         Director                                                        )
G. NEAL RYLAND                        Director                                                        )  April 19, 1999
STEVEN W. DUFF                        Director                                                        )
PETER J. DEMARCO                      Executive Vice President                                        )By: PETER J. DEMARCO
RICHARD I. WEINER                     Vice President                                                  )    ----------------
BERNADETTE N. FINN                    Vice President                                                  )    Peter J. DeMarco
LORRAINE C. HYSLER                    Secretary                                                       )    as Executive Vice
RICHARD DE SANCTIS                    Treasurer                                                       )    President and
EDWARD N. WADSWORTH                   Executive Officer                                               )    Attorney-in-Fact*
---------------




* Executed copies of Powers of Attorney were filed as Exhibit 99.6.0 to Form S-6 Registration Statement No. 333-44301 on January 15, 1998.


                                      II-3
1656.1

                       Consent of Independent Accountants



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 of our report dated March 19, 1999, relating to the financial statements and financial highlights for the three years ended December 31, 1998 of the New York Municipal Trust, Series 1 and New York Municipal Trust, Series 6, which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in the Prospectus.




PricewaterhouseCoopers LLP
Boston, MA
April 26, 1999






                                      II-4
1656.1